                                                                    EXHIBIT 10.7

                                                        ------------------------
                                                        Agreement No:  101-15732
                                                        ------------------------

A HIRE PURCHASE AGREEMENT made this 16th day of DEC 99 between
                                    ----        ------

(i) Inchroy Credit Corporation Limited ("the Owner" which expression includes its successors in title and assigns);

(ii) SUPPLY CHAIN SERVICES LTD.
     8/F GUANGDONG TEXTILE CTR 22 MINDEN AVE TST KLN

("the Hirer", which expression shall where the context so admits include the Hirer's successors in title).


AGREEMENT

The Owner will let and the Hirer will take on hire upon the terms and conditions overleaf and in the Schedules the goods or vehicle as more particularly described in Schedule A (hereinafter called "the Goods", which shall include any accessories, replacements, additions, renewals or documents of title thereto) for the period of hire set out in Schedule B commencing from the date of this Agreement ("Commencement Date").

--------------------------------------------------------------------------------------------------------------------------
                          SCHEDULE A                                                    SCHEDULE C
                 DESCRIPTION OF GOODS/VEHICLE                                       HIRE-PURCHASE PRICE
--------------------------------------------------------------------------------------------------------------------------
Make/Model MERCEDES BENZ E24QV6 - ELEGANCE
           ----------------------------------------------------

---------------------------------------------------------------     Cash Price                   $573,000.-
                                                                                                  ---------
Year of Manufacture  1999
                    -------------------------------------------     LESS Discount                $
                                                                                                  ---------
New/Used  NEW                                                                                    $573,000.-
         ------------------------------------------------------

Colour  GREY
        -------------------------------------------------------     ADD

Reg. No./Serial No  JH 6212                                          Accessories                 $
                   --------------------------------------------                                   ---------

Engine No  112911-30-604016                                          Insurance                   $
           ----------------------------------------------------                                   ---------

Chassis No   WDB210061-2B-029214                                     Registration                $
            ---------------------------------------------------                                   ---------


---------------------------------------------------------------
                         SCHEDULE B
---------------------------------------------------------------
The period of hire is 48 months. The buyer shall pay 48             Total Cash Price             $573,000.-
                      --
monthly rentals. Payments are due on the 16th day of                LESS Deposit
                                         ----
JAN 2000 and thereafter on the 16th day of each month or if          Cash       $73,000.-
--------                       ----                                              --------
such day is not a business day, then immediately preceding           Trade-in   $
business day ("Payment Dates").                                                  --------
* Fixed Rate: each rental is $12,917 and is payable without
                             -------
notice on the Payment Dates                                                                      $73,000
* Floating Rate: each rental is equal to the aggregate of           Balance of Cash Price        $500,000.-
$                                                                                                 ---------
 --------- ("Fixed Payment") payable without notice on the          ADD Finance Charge
Payment Dates and a variable amount ("Variable Payment") equal       -- Fixed Rate               $120,016.-
to interest at a rate of      percent over Prime (defined in         -- Floating Rate             (variable)
                         ----                                                                     ---------
Clause 2) calculated in accordance with the provisions of           * BALANCE OF HIRE            $620,016.-
Clause 2 and payable within seven days of notification by the                                     =========
Owner.                                                              * In the case of a floating rate agreement the finance
(* delete as applicable)                                            charge will be added to this figure.
The Goods must initially be insured to a value of not less than
$505,000.
----------                                                          Option fee                   $   300.00
                                                                                                  ---------
--------------------------------------------------------------------------------------------------------------------------

THE HIRER CONFIRMS BY HIS
SIGNATURE HERETO THAT:

(1) The cash price for the Goods is their true cash price and the amount shown above as the Deposit has been paid in full in the manner stated.

(2) Before signing this Agreement he has read or has had translated to him and understands all the terms and conditions hereof and that he agrees to be bound by them.

(3) The provisions of Clause 16 excluding the Owner's liability were brought to his notice and their effect explained to him.

(4) The statements contained in the Proposal Form relating to this Agreement are true and accurate in all respects and form part of this Agreement.

--------------------------------------------------------------------------------

AS WITNESS the hands of the parties hereto the day and year first above written.

-----------------------------------------    -----------------------------------------
SIGNATURE OF THE HIRER                       WITNESS TO THE HIRER'S SIGNATURE

            /s/ Pauline Chu                              /s/ [illegible]
            ---------------                              ---------------
          Authorized Signature
-----------------------------------------    -----------------------------------------


-----------------------------------------    -----------------------------------------
SIGNED for and on behalf of the Owner by:    SIGNATURE of the DEALER:

            /s/ [illegible]                              /s/ [illegible]
            ---------------                              ---------------
                                                       Authorized Signature
-----------------------------------------    -----------------------------------------

the 16th day of DEC 99
    ----        ------


                                DELIVERY RECEIPT


                                                                Date 16TH DEC 99
                                                                     -----------

To: Inchroy Credit Corporation Limited

     I/We hereby acknowledge having examined and taken delivery of the goods/vehicle described in and referred to in the above written hire purchase agreement between us, and am/are satisfied as to their/its conditions and fitness for the purpose of purposes required.



                                                      /s/ Pauline Chu
                                            ------------------------------------
                                                     Signature of Hirer